UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 15, 2001

                             TRIAD INDUSTRIES, INC.
                              (Name of Registrant)

  Nevada                          0-28581                88-0422528
(State or other jurisdiction    (Commission            (IRS Employer
of incorporation)               File Number)          Identification No.)


            16935 West Bernard Drive, Suite 232, San Diego, CA 92127
                    (Address of principle executive offices)



Registrants telephone number, including area code     (858) 618-1710


                                       N/A

          (Former name or former address, if changed since last report)



Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

         Yes      [  X  ]               No     [     ]

The Company had 9,578,165 shares of common stock outstanding






Item 1.  Changes in Control of Registrant

         No events to report.

Item 2.  Acquisition or Disposition of  Assets

     On May 2, 2001, Miramar Road Associates, LLC sold its 51,000 square foot commercial building located at 6920 Miramar Road, in San Diego, California for $3,950,000. Triad received $488,724 net cash on the sale after its costs.

     The effect of the sale reduced $3,135,489 of corporate real estate liability and $3,379,036 in asset carrying value.

Item 3.  Bankruptcy or Receivership

         No event to report.

Item 4.  Changes in Registrants Certifying Accountant

         No events to report.

Item 5.  Other Matters

         No events to report.

Item 6.  Resignation of Registrants Directors

         No events to report.

Item 7.  Financial Statements

         None.

Exhibits

Item 2A  Escrow Settlement Statement









     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf of the undersigned hereinto duly authorized.
                                                     Triad Industries, Inc.


                                                     /S/ Gary DeGano
                                                     Gary DeGano
                                                     President

                                                     /S/ Michael Kelleher
                                                     Michael Kelleher
                                                     Secretary

Dated this 15th day of  May, 2001.